UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2010

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Ronson Road, P.O. Box 3000, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 469-8300

RONSON CORPORATION
(Former name or form address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	1

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS	1

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT	2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	2

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.01	Entry into a Material Definitive Agreement.

(a) (1)    On February 2, 2010 (the “Closing Date”), RCLC, Inc., formerly Ronson Corporation (the “Company”) and its wholly-owned subsidiaries, Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (together, the “Ronson Subsidiaries” and, collectively with the Company, the “Ronson Companies”) entered into an Amendment to Asset Purchase Agreement (the “Amendment”) with Zippo Manufacturing Company and its wholly-owned subsidiary Nosnor, Inc. (together, “Zippo”), to amend the previously reported Asset Purchase Agreement dated as of October 5, 2009 (the “Asset Purchase Agreement”) among the Ronson Companies and Zippo, for the sale to Zippo of substantially all of the assets of the Company’s consumer products business.  As indicated in Item 2.01, the Company previously filed a Current Report on Form 8-K disclosing that it had entered into the Asset Purchase Agreement.

The Amendment provides, among other things, for the substitution of the transition services agreement originally contemplated under the Asset Purchase Agreement with a new transition services agreement, specifies certain excluded liabilities, provides for certain additional indemnification obligations of the Company and addresses certain purchase price adjustments and distribution of proceeds.  The new transition services agreement contemplated by the Amendment is to run from the Closing Date through April 30, 2010 unless the agreement is terminated earlier in accordance with its terms.

Further, the Amendment clarifies that, by acquiring the assets of the Ronson Companies, Zippo has not assumed any liability for (a) environmental claims relating to any properties owned or used by the Ronson Companies or their predecessors located in or around the Lower Passaic River Study Area, (b) claims relating to the Ronson Corporation Retirement Plan or the action commenced against the Company by the Pension Benefit Guaranty Corporation, or (c) claims made in an action filed by Yellow Freight against the Company, as a consequence of consummation of the transaction as to which, in each case, the Ronson Companies have agreed to indemnify Zippo with respect any losses resulting.

The foregoing summary set forth in response to this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K.

(a) (2)     On February 5, 2010, the Company and its wholly-owned subsidiaries, Ronson Aviation, Inc. (“Ronson Aviation”), Ronson Consumer Products Corporation (“RCPC”) and Ronson Corporation of Canada Ltd. (“Ronson Canada” and collectively with the Company, Ronson Aviation and RCPC, the “Borrowers”), further extended the previously reported forbearance agreement (the “Forbearance Agreement”) with their principal lender, Wells Fargo Bank, National Association (“Wells Fargo”), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers’ credit facilities with Wells Fargo through February 19, 2010, or such earlier date determined under the Forbearance Agreement.

The amendment to the Forbearance Agreement also provides that as a result of the consummation of the sale of the Company’s consumer products business to Zippo, RCPC and Ronson Canada are no longer permitted to request advances under the credit facility with Wells Fargo and any remaining assets of RCPC and Ronson Canada will no longer be considered in borrowing base calculations.  Ronson Aviation will continue to be permitted to request advances under the Wells Fargo credit facility until February 19, 2010.  The amendment to the Forbearance Agreement reduces the maximum revolving credit line to $1,400,000 and the overadvance limit to $1,000,000.

The foregoing summary set forth in response to this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Forbearance Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on October 8, 2009, the Ronson Companies entered into an Asset Purchase Agreement with Zippo for the sale to Zippo of substantially all of the assets of the Company’s consumer products business (other than certain excluded assets including cash and cash equivalents) for a purchase price of $11.1 million in cash (less certain credits to which Zippo would be entitled at closing and subject to certain post-closing adjustments as described in the Asset Purchase Agreement).

Pursuant to the terms and conditions of the Asset Purchase Agreement, on February 2, 2010, subsequent to receipt of shareholder approval of the transaction from the Company’s shareholders, the Company completed the sale of the Company’s consumer products business to Zippo for an adjusted purchase price of $10,478,475 in cash.  The assets sold include rights to the “Ronson” name and mark and, as such, in connection with the transaction, the Company changed its name from Ronson Corporation to RCLC, Inc.

On February 2, 2010, the Company issued a press release announcing that, at its Special Meeting of Shareholders held on February 1, 2010, the Company’s shareholders approved the sale of the consumer products business and the aviation business.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

(a)           The text of Item 1.01(a)(2) of this Current Report on Form 8-K with respect to the Company’s entry into a Tenth Amendment to Forbearance Agreement is incorporated by reference to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(c) Pro forma Financial Information.

The following unaudited pro forma condensed consolidated financial information sets forth the pro forma condensed consolidated results of operations of  the Company for the year ended December 31, 2008 and the nine months ended September 30, 2009 and the pro forma condensed consolidated financial position of the Company as of December 31, 2008 and September 30, 2009.

The unaudited pro forma condensed consolidated results of operations for the year ended December 31, 2008 and the nine months ended September 30, 2009 have been derived from the Company’s historical consolidated financial information and gives effect to the proposed sale of substantially all of the assets of the Company’s consumer products division by Zippo, in exchange for approximately $11.1 million in cash, as if it had occurred on January 1, 2008, and as if the amounts held in escrow to secure indemnification claims against the Company ultimately are released to the Company.  In addition, the unaudited pro forma condensed consolidated balance sheets as of December 31, 2008, and as of September 30, 2009 have been derived from the Company’s historical consolidated financial information and give effect to the proposed sale of the consumer products division as if it had occurred on December 31, 2008, and September 30, 2009, respectively.

The unaudited pro forma financial information has been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the Company’s historical audited consolidated financial statements and unaudited interim consolidated financial statements included in the Company’s periodic reports filed with the Securities and Exchange Commission.  This information is based on the assumptions and adjustments described in the accompanying notes and does not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the transaction.  These unaudited pro forma condensed consolidated financial statements include no assumptions regarding the use of proceeds (other than to repay indebtedness and pay transaction related expenses), which are presented as additional cash on the unaudited pro forma condensed consolidated balance sheet.  Accordingly, the actual effect of the transaction, due to this and other factors, could differ from the pro forma adjustments presented herein.  However, management believes that the assumptions used and the adjustments made are reasonable under the circumstances and given the information available.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the transaction been consummated as of the dates indicated or of the results that may be obtained in the future.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
December 31, 2008
(in thousands)

	HISTORICAL	ADJUSTMENTS		PRO FORMA
ASSETS
Current assets
Cash and cash equivalents	$84	$1,328	(c)	$1,412
Accounts receivable, net	1,288	(973)	(a)	315
Inventories	1,839	(1,567)	(a)	272
Other current assets	897	1,145		2,042
Total current assets	4,108	(67)		4,041

Property, plant and equipment, at cost	15,881	(7,949)	(a)(b)	7,932
Less accumulated depreciation and amortization	10,038	(5,728)	(a)(b)	4,310

Other assets	4,886	(1,896)		2,990
	$14,837	$(4,184)		$10,653
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
Current liabilities
Short-term debt	$1,747	$(1,472)	(c)	$275
Current portion of long-term debt and leases	5,763	(5,710)	(a)(c)	53
Accounts payable	2,902			2,902
Accrued expenses	2,033	412		2,445
Total current liabilities	12,445	(6,770)		5,675

Long-term debt and leases	159	(8)	(a)(c)	151
Other long-term liabilities	2,327			2,327

Stockholders’ equity (deficiency)
Common stock	5,173			5,173
Additional paid-in capital	29,998			29,998
Accumulated deficit	(30,893)	2,594	(b)	(28,299)
Accumulated other comprehensive loss	(2,775)			(2,775)
	1,503	2,594		4,097

Less cost of treasury shares	1,597			1,597

Total stockholders’ equity (deficiency)	(94)	2,594		2,500
	$14,837	$(4,184)		$10,653

Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2009
(in thousands)

	HISTORICAL	ADJUSTMENTS		PRO FORMA
ASSETS
Current assets
Cash and cash equivalents	$65	$(65)	(c)	$-
Accounts receivable, net	1,305	(1,037)	(a)	268
Inventories	1,667	(1,375)	(a)	292
Other current assets	1,122	1,145		2,267

Total current assets	4,159	(1,332)		2,827

Property, plant and equipment, at cost	15,114	(7,241)	(a)(b)	7,873
Less accumulated depreciation and amortization	9,642	(5,210)	(a)(b)	4,432

Other assets	5,702	(2,299)		3,403
	$15,333	$(5,662)		$9,671
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
Current liabilities
Short-term debt	$2,607	$(2,307)	(c)	$300
Current portion of long-term debt and leases	5,517	(5,473)	(a)(c)	44
Accounts payable	4,602	(115)		4,487
Accrued expenses	3,790	(501)		3,289

Total current liabilities	16,516	(8,396)		8,120

Long-term debt and leases	123	(3)	(a)(c)	120
Other long-term liabilities	2,108			2,108

Stockholders’ equity (deficiency)
Common stock	5,173			5,173
Additional paid-in capital	30,007			30,007
Accumulated deficit	(34,426)	2,737	(b)	(31,689)
Accumulated other comprehensive loss	(2,571)			(2,571)

	(1,817)	2,737		920

Less cost of treasury shares	1,597			1,597

Total stockholders’ equity (deficiency)	(3,414)	2,737		(677)
	$15,333	$(5,662)		$9,671

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Fiscal Year Ended December 31, 2008
(in thousands)

	HISTORICAL	PRO FORMA		PRO FORMA
	December 31, 2008	ADJUSTMENTS		December 31, 2008

Net sales	$24,187	$(12,524)	(e)	$11,663

Cost and expenses:
Cost of sales	18,053	(8,881)	(e)	9,172
Selling, shipping and advertising	3,373	(3,347)	(e)	26
General and administrative	3,566	(1,063)	(e)	2,503
Depreciation and amortization	622	(349)	(e)	273

Loss from operations	(1,427)	1,116		(311)

Other (income) expenses:
Interest expense	671	(577)	(d)(e)	94
Other net	586	(243)	(e)	343
	1,257	(820)		437

Earnings (loss) before income taxes	(2,684)	1,936		(748)

Income tax benefits	(1,032)	791	(e)	(241)
	(1,652)	1,145		(507)

Gain on sale of assets, net of income taxes	-	2,341	(b)	2,341

Net earnings (loss)	$(1,652)	$3,486		$1,834

Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2009
(in thousands)

	HISTORICAL	PRO FORMA		PRO FORMA
	September 30, 2009	ADJUSTMENTS		September 30, 2009

Net sales	$14,090	$(8,216)	(e)	$5,874

Cost and expenses:
Cost of sales	9,891	(5,578)	(e)	4,313
Selling, shipping and advertising	2,158	(2,155)	(e)	3
General and administrative	4,202	(2,694)	(d)(e)	1,508
Depreciation and amortization	418	(227)	(e)	191

Loss from operations	(2,579)	2,438		(141)

Other (income) expenses:
Interest expense	526	(475)	(d)(e)	51
Other net	1,124	(691)	(d)(e)	433
	1,650	(1,166)		484

Loss before income taxes	(4,229)	3,604		(625)

Income tax expense (benefits)	(696)	700	(e)	4

Net loss	$(3,533)	$2,904		$(629)

Notes to Pro Forma Unaudited Condensed Consolidated
Financial Information of the Consumer Products Division

Basis of Presentation

The unaudited pro forma condensed consolidated financial information gives effect to the sale of substantially all of the assets to and assumption of liabilities of the Company’s consumer products division by Zippo in exchange for approximately $11.1 million in cash ($1.1 million of which is held in escrow for a period of 12 months after the closing to secure indemnification claims against the Company and an additional $250,000 of which is held in escrow to secure the Company’s environmental compliance obligations).  The Company expects to account for the disposition as discontinued operations in its consolidated financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, if shareholder approval of the transaction is obtained.

During the periods presented, the consumer products division was operated as an operating segment within the Company.  As such, the Company did not maintain separate, stand-alone financial statements for the consumer products division.  Accordingly, the financial information of the consumer products division has been prepared from the historical accounting records of the Company and does not purport to reflect a balance sheet and statement of operations that would have resulted if the consumer products division had been a separate, stand-alone company.  As an operating segment of Ronson, the consumer products division is dependent upon Ronson for all of its working capital and financing requirements.

The unaudited pro forma condensed consolidated financial statements and these accompanying notes should be read together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

(a)           The book value of the assets and liabilities expected to be included in the sale is composed of the following (in thousands):

	January 1, 2008	December 31, 2008	September 30, 2009
Accounts receivable, net	$1,327	$973	$1,037
Inventories	2,722	1,567	1,375
Other current assets	339	91	91
Property and equipment, net	2,129	1,883	1,718
Other assets	460	247	243
	6,977	4,761	4,464
Lease obligations	21	13	9
	$6,956	$4,748	$4,455

(b)           The pro forma gain on sale of the assets is composed of the following (in thousands):

	January 1, 2008	December 31, 2008	September 30, 2009
Gross sale price, including current assets adjustment	$12,836	$11,078	$10,950
Less transaction costs:
Professional fees	1,044	1,044	1,044
Other costs related to the sale	430	430	430
Proceeds, net of expenses	11,362	9,604	9,476
Book value of assets sold	6,956	4,748	4,455
Unamortized loan costs, previously deferred	142	199	150
Book value of leasehold improvements to be abandoned	366	338	313
Gain on sale of assets, prior to income tax effect	3,898	4,319	4,558
Income tax expense	1,557	1,725	1,821
Gain on sale of assets, net of income taxes	$2,341	$2,594	$2,737

(c)           The pro forma cash proceeds and disbursements at or near the closing are as follows (in thousands):

	January 1, 2008	December 31, 2008	September 30, 2009
Gross sale price, including current assets adjustment	$12,836	$11,078	$10,950
Less escrow amount, environmental remediation escrow and other escrowed amounts	1,400	1,400	1,400
Less transaction costs and other sale-related costs to be paid at closing	959	959	959
Less income taxes related to the sale	70	111	-
Less other payments at closing:
Secured lenders	5,454	7,177	8,319
Long-term leases	651	-	-
Other secured liabilities	-	-	52
Other liabilities	-	-	112
Accrued compensation, including salaries and paid time off	110	103	108
	$4,192	$1,328	$-

The pro forma cash proceeds as if the sale had been completed on September 30, 2009, are not sufficient to make all payments to secured lenders and creditors.  Approximately $878,000 of the necessary payments would not be able to be met.

(d)           The pro forma reductions in expenses in the periods presented are as follows, other than those included in the pro forma elimination of the operations related to the assets sold (in thousands):

	January 1, 2008	September 30, 2009
General and administrative expenses, professional fees incurred related to the Company's financing agreements	$-	$1,041

Interest expenses, assuming the secured lenders were repaid as of January 1, 2008	188	158

Other expenses, other financing costs related to the secured credit agreements to be repaid, including the forbearance fee	-	275
	$188	$1,474

(e)           Removal of the Consumer Products Division activity in the Statements of Operations for the periods ended (in thousands):

	January 1, 2008	September 30, 2009
Net sales	$12,524	$8,216
Cost and expenses:
Cost of sales	8,881	5,578
Selling, shipping and advertising	3,347	2,155
General and administrative	1,063	1,653
Depreciation and amortization	349	227
	13,640	9,613
	(1,116)	(1,397)

Other (income expenses):
Interest expenses	389	317
Other, net	243	416
	632	733
	(1,748)	(2,130)
Income tax benefits	(716)	(111)
	$(1,032)	$(2,019)

(d) Exhibits:  The following exhibits are filed herewith:

No.	Description

10.1
Amendment to Asset Purchase Agreement dated as of the Closing Date (February 2, 2010) among Ronson Corporation, Ronson Consumer Products Corporation, Ronson Corporation of Canada Ltd., Zippo Manufacturing Company and Nosnor, Inc.

10.2
Tenth Amendment to Forbearance Agreement dated as of February 5, 2010 among Ronson Corporation, Ronson Consumer Products Corporation, Ronson Aviation, Inc., Ronson Corporation of Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

99.1	Press Release issued February 2, 2010 “Ronson Corporation Shareholders Approve the Sale of the Aviation Division and the Consumer Products Division.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, INC. (formerly Ronson Corporation)

Date: February 8, 2010	By:	/s/Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

Exhibit Index

No.	Description

10.1
Amendment to Asset Purchase Agreement dated as of February 2, 2010 among Ronson Corporation, Ronson Consumer Products Corporation, Ronson Corporation of Canada Ltd., Zippo Manufacturing Company and Nosnor, Inc.

10.2
Tenth Amendment to Forbearance Agreement dated as of February 5, 2010 among Ronson Corporation, Ronson Consumer Products Corporation, Ronson Aviation, Inc., Ronson Corporation of Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division

99.1	Press Release issued February 2, 2010 “Ronson Corporation Shareholders Approve the Sale of the Aviation Division and the Consumer Products Division.”